                  STOCK REDEMPTION AGREEMENT - TERRY A. DOMRES

     This Agreement is made this 21st day of June, 1996, by and between Terry A. Domres, hereinafter referred to as Domres and SPF Energy, Inc. hereinafter referred to as SPF. In consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

1. CONDITION PRECEDENT. The obligations of all parties to this Agreement is contingent upon the requirement that the contemplated merger between Superpumper, Inc. and Farstad Oil, Inc. has been approved pursuant to the merger plan between Superpumper, Inc. and Farstad Oil, Inc. by July 1, 1996. In the event said merger between Superpumper, Inc. and Farstad Oil, Inc. has not been completed by July 1, 1996, Domres and the shareholders of Domres may postpone the effective date of this Agreement until such time as the merger between Superpumper, Inc. and Farstad Oil, Inc. has been approved or may terminate this agreement if the merger is not completed within 30 days of the proposed closing date:

2.   OPTION TO PURCHASE. SPF shall redeem only the Common Stock of SPF
Energy, Inc. acquired by Terry A. Domres in exchange for his shares of Domres Car Wash, Inc., hereinafter referred to as the Shares. The purchase shall be pursuant to the terms and conditions contained in this document. Any redemption shall be at the option of Terry A. Domres, provided that if exercised by Terry Domres, the redemption is a binding obligation upon SPF. This redemption agreement shall apply only to the actual shares received by Terry A. Domres in exchange for his stock in Domres Car Wash, Inc. and shall not apply to any other shares of SPF he may own or acquire. In the event Domres disposes of the Shares in any other manner, then this option shall apply only to those shares still held by Domres.

3. MANNER OF REDEMPTION. Commencing on July 1, 1998, the former shareholders of Domres Car Wash, Inc., may sell to SPF a percentage of the SPF Energy, Inc. Common Stock received in exchange for Domres Car Wash, Inc. Common Stock and SPF shall buy the percentage tendered as allowed by this Agreement.

4. REDEMPTION PERCENTAGE. The former shareholders of Domres Car Wash, Inc. may sell the number of SPF Energy, Inc. Common Stock they received pursuant to the Plan and Agreement of Reorganization and Exchange signed, July 1, 1996 as specified:


     EFFECTIVE DATE                             ALLOWED PERCENTAGE
     --------------                             ------------------

     7/1/98                                             5%
     7/1/99                                             7%
     7/1/2000                                          10%
     7/1/of all subsequent years                       10%


     In the event the shareholders of Domres Car Wash, Inc. do not exercise the option in any given year, the share option shall be cumulative for any subsequent year, provided the percentage redeemed in any 12 month period shall not exceed 20 percent.

5. PROCEDURE FOR SALE. Domres shall give notice to SPF at any time 60 days after the effective date of his intention to exercise his option to sell the allowed percentage of shares. Upon receipt of written notice of exercise of the option, payment shall be made by SPF within 30 days after delivery to SPF of the certificates representing the shares to be redeemed.

6. MANNER OF PAYMENT. The price at which SPF Energy, Inc. shall repurchase the shares shall be equal to 92% of the asked price as of the date notice is given by Domres. In no event shall the price paid by SPF to Domres be less than $6.00 per share for Common Stock.

7. TERMINATION OF THE REPURCHASE AGREEMENT. This Repurchase Agreement shall terminate upon the listing of SPF Energy, Inc. Common Stock on a national over the counter market or any national exchange. There is no guarantee that any minimum number of the shares will be purchased pursuant to this Agreement in the event Domres does not exercise his option to sell and the Company is listed on an exchange.

8.   ASSIGNMENTS. This Agreement is personal to Terry A. Domres. This
Agreement shall not be assigned to any other individual except upon the written consent of the other party. Such consent shall not be unreasonably withheld.

9. GUARANTEE. Superpumper, Inc., Farstad Oil, Inc. and Jeffrey L. Farstad individually (hereinafter referred to as guarantor) hereby guarantee the repurchase of shares pursuant to this agreement. In the event SPF fails to redeem the required number of shares, the above named individuals shall fulfill the purchase requirements on the same terms and conditions.

Guarantor acknowledges that the terms and conditions of their agreement may be waived or amended without notice or guarantor's consent.

Guarantor waives notice of acceptance of this guaranty and waives diligence on the part of Domres in collection of the indebtedness. Domres shall have the privilege of granting such renewals and extensions as Domres may deem proper. Guarantor further expressly waives notice of nonpayment, protest, and notice of protest with respect to the indebtedness covered by this guaranty.

/s/  Terry A. Domres
--------------------------------------
BY:  Terry A. Domres, individually


SPF ENERGY, INC.


/s/  Jeffrey L. Farstad
--------------------------------------
BY:  Jeffrey L. Farstad
ITS: Chief Executive Officer


SUPERPUMPER, INC.


/s/  Vern Lysford
--------------------------------------
BY:  Vern Lysford
ITS: Chief Financial Officer


FARSTAD OIL, INC.


/s/  Jeffrey L. Farstad
--------------------------------------
BY:  Jeffrey L. Farstad
ITS: President


/s/  Jeffrey L. Farstad
--------------------------------------
BY:  Jeffrey L. Farstad, individually

                  STOCK REPURCHASE AGREEMENT - TERRY A. DOMRES

     The undersigned agree as follows:

1. SPF ENERGY, INC, shall redeem 36,833 shares received by Terry A. Domres as part of the Merger Plan.

2. The price per share shall be $8.50 payable within 30 days of receiving notice from Terry A. Domres of his decision to sell.

3. This agreement shall be effective commencing on July 1, 2001 and two years thereafter terminating on July 1, 2003, provided the quarterly employment bonuses of $10,625.00 required by the employment agreement dated June 21, 1996 have terminated.

4. This agreement may be assigned by Terry A. Domres to any immediate family member.

5. This agreement shall be guaranteed in a manner identical to the Stock Redemption Agreement dated June 21, 1996.

/s/  Terry A. Domres
--------------------------------------
BY:  Terry A. Domres, individually


SPF ENERGY, INC.


/s/  Jeffrey L. Farstad
--------------------------------------
BY:  Jeffrey L. Farstad
ITS: Chief Executive Officer


SUPERPUMPER, INC.


/s/  Vern Lysford
--------------------------------------
BY:  Vern Lysford
ITS: Chief Financial Officer

FARSTAD OIL, INC.


/s/  Jeffrey L. Farstad
--------------------------------------
BY:  Jeffrey L. Farstad
ITS: President


/s/  Jeffrey L. Farstad
--------------------------------------
BY:  Jeffrey L. Farstad, individually